UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2013

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Awards of Stock and Restricted Stock Units

On September 8, 2013, Sunshine Heart, Inc., a Delaware corporation (the “Company”) approved the grant of stock awards (“Stock Awards”) and Restricted Stock Unit Awards (“RSUs”) to each of William S. Peters, Jeffrey S. Mathiesen, Debra J. Kridner, Kevin P. Bassett and James C. Yearick (the “Executive Officers”) under the Company’s Amended and Restated 2011 Equity Incentive Plan, as amended (the “Plan”).  The Stock Awards were granted under and in accordance with the terms and conditions of the Plan and the Stock Grant Notice and Stock Award Agreement applicable to each Executive Officer (the form of which is attached hereto as Exhibit 10.1)(the “Stock Award Agreements”).  The RSUs were granted under and in accordance with the terms and conditions of the Plan and the Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement applicable to each Executive Officer (the form of which is attached hereto as Exhibit 10.2)(the “RSU Agreements”).

Pursuant to the Plan and Stock Award Agreements, the shares underlying the Stock Awards are fully vested on the date of grant.  Pursuant to the Plan and RSU Agreements, the shares underlying the RSUs will vest in twelve equal consecutive monthly increments, such that all of the shares will be vested on the one-year anniversary of the date of grant, provided that the applicable Executive Officer’s service to the Company is continuing at such time.

The following table sets forth the Awards granted to each Executive Officer:

Executive Officer	Type of Award	Number of Shares
William S. Peters	Stock Award	11,951
Chief Technical Officer & Medical Director	Restricted Stock Unit Award	11,951
Jeffrey S. Mathiesen	Stock Award	11,868
Chief Financial Officer	Restricted Stock Unit Award	11,868
Debra J. Kridner	Stock Award	7,095
Executive Vice President of Regulatory Affairs	Restricted Stock Unit Award	7,095
Kevin P. Bassett	Stock Award	7,345
Senior Vice President, Technology & Operations	Restricted Stock Unit Award	7,345
James C. Yearick	Stock Award	8,250
VP of Marketing and Sales	Restricted Stock Unit Award	8,250

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Stock Grant Notice and Stock Award Agreement.

10.2	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 10, 2013	SUNSHINE HEART, INC.

	By:	/S/ JEFFREY MATHIESEN
	Name:	Jeffrey Mathiesen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Grant Notice and Stock Award Agreement.

10.2	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement.